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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 1998, with respect to the Statement of Revenues and Direct Expenses of the Consumer Internet Access Services of Sprint Corporation in the Registration Statement (Form S-4) and related Proxy Statement/Prospectus of EarthLink Network, Inc.

                                                               Ernst & Young LLP

Kansas City, Missouri
January 4, 2000